CHINA GROWTH EQUITY INVESTMENT, CHINA DREDGING GROUP AND MERCHANT SUPREME ANNOUNCE COMPLETION OF BUSINESS COMBINATION TO BECOME PINGTAN MARINE ENTERPRISE

NEW YORK, Feb. 26, 2013 /PRNewswire/ -- China Dredging Group, one of the leading independent (not state-owned) providers of dredging services in the PRC, through its PRC operating subsidiary Fujian Xing Gang Port Service Co., Ltd., Merchant Supreme, through its PRC operating subsidiary Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., a growing fishing company and provider of quality seafood in the PRC and China Growth Equity Investment, a special purpose acquisition company (SPAC), today announced that the respective shareholders of China Dredging Group and China Growth Equity Investment have approved the merger agreement between the parties and the previously announced business combination between the three companies has been completed. The combined entity is named "Pingtan Marine Enterprise Ltd."

"As a result of this business combination, Pingtan Marine Enterprise is well positioned to execute on its long-term growth strategy and utilize a public currency to support continued growth," said Xinrong Zhuo, Pingtan Marine Enterprise's new Chief Executive Officer, who previously served as Chairman and Chief Executive Officer of China Dredging Group and Pingtan Fishing. "We are delighted that the formation of Pingtan Marine Enterprise will enable Pingtan Fishing to continue its dramatic growth by expanding its fleet funded by the steady cash flow of one of China's largest independent dredging businesses," said Xuesong Song, Pingtan Marine Enterprise's Director, who previously served as Chairman and Chief Financial Officer of China Growth Equity Investment.

About Pingtan Marine Enterprise Ltd. (Nasdaq: PME)

Pingtan Marine Enterprise Ltd. (PME) is a marine infrastructure group, engaging in dredging services and ocean fishing through its PRC operating subsidiaries, Fujian Xing Gang Port Service Co., Ltd., or Fujian Service and Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., or Pingtan Fishing. Fujian Service provides specialized dredging services exclusively to the PRC marine infrastructure market and is, based on the number and capacity of the dredging vessels it operates, one of the leading independent (not state-owned) providers of such services in the PRC. Since its inception, it has functioned exclusively as a specialist subcontractor, performing dredging services for other companies licensed to function as general contractors. Pingtan Fishing primarily engages in ocean fishing with many of its self-owned vessels operating within the Indian Exclusive Economic Zone and the Arafura Sea of Indonesia. Pingtan Fishing is a growing fishing company and provider of quality seafood in the PRC.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect Pingtan Marine Enterprise Ltd. (PME) and its directors' and management's current beliefs, expectations or intentions regarding future events. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as "will," "become," "achieve," "execute," "continue," "may," "could," "should," "expect," "expected," "proposed," "contemplated," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, all statements and information regarding the intent, belief or current expectation of PME and its directors and management. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of PME and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the amount of cash available to PME following the business combination being insufficient to allow PME to achieve its business objectives; (ii) the future performance of PME following the closing of the business combination; (iii) the impact of the business combination on the markets for NEI's products and services; (iv) the employees of CGEI, CDGC and Pingtan Fishing not being combined and integrated successfully; (v) operating costs, unexpected transaction costs and actual or contingent liabilities; (vi) business disruption following the business combination, including adverse effects on employee retention and on PME's business relationships with third parties; (vii) the failure of PME's ordinary shares to maintain its listing on The Nasdaq Capital Market; (viii) general business and economic conditions; and (ix) the performance of financial markets. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by CGEI with U.S. Securities and Exchange Commission (the "SEC"), the most recent annual report on Form 20-F and current reports on Form 6-K filed by CDGC with the SEC, the definitive proxy statement filed by CGEI with the SEC and future reports and other filings by PME with the SEC. PME anticipates that subsequent events and developments may cause its views and expectations to change. PME assumes no obligation, and it specifically disclaim any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law.

Contact: Jin Shi, Shi@chum.com.cn, +86-10-6550-3186

- 2 -